UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2006

East Penn Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-50330 (Commission File Number)	65-1172823 (IRS Employer Identification No.)

731 Chestnut Street, P.O Box 869, Emmaus, Pennsylvania (Address of principal executive offices)	18049 (Zip Code)

(610) 965-5959
(Registrant’s telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

East Penn Financial Corporation

CURRENT REPORT ON FORM 8-K

ITEM 7.01             Regulation FD Disclosure

At East Penn Financial Corporation’s Annual Meeting of Shareholders held May 11, 2006, a financial presentation was made. A copy of the financial presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information furnished under this Item 7.01 of this Current Report of Form 8-K shall not be deemed to be filed for purposes of the Securities Exchange Act of 1934.

ITEM 9.01             Financial Statements and Exhibits

(a) Exhibits.

Exhibit Number	Description

99.1	Slides presented at the East Penn Financial Corporation's 2006 Annual Shareholders Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 16, 2005	EAST PENN FINANCIAL CORPORATION (Registrant) /s/ Theresa M. Wasko —————————————— Theresa M. Wasko Treasurer and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.		PAGE NO. IN MANUALLY SIGNED ORIGINAL

99.1	Slides presented at the East Penn Financial Corporation’s 2006 Annual Shareholders Meeting	5